DIRECTOR INDEMNIFICATION AGREEMENT

This Agreement is made as of the 6th day of April, 2005, by and between Pegasystems Inc., Massachusetts corporation (the “Corporation”), and      (“Indemnitee”).

WHEREAS, it is essential to the Corporation to retain and attract as directors the most capable persons available, and

WHEREAS, it is the express policy of the Corporation to indemnify its directors so as to provide them with the maximum possible protection permitted by law, and

WHEREAS, Indemnitee does not regard the protection that may be available under the Corporation’s insurance as adequate in the present circumstances, and is not willing to remain as a director without adequate protection, and

WHEREAS, the Corporation desires Indemnitee to continue to serve as a director of the Corporation.

NOW, THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

1. Agreement to Serve. Indemnitee agrees to continue to serve as a director of the Corporation for so long as he is duly elected or appointed or until such time as he resigns in writing.

2. Definitions. As used in this Agreement:

(a) The term “Corporate Status” shall mean the status of a person who is or was a director of the Corporation or who, while a director of the Corporation, is or was serving at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A director is considered to be serving an employee benefit plan at the Corporation’s request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan.

(b) The term “D&O Insurance” shall mean the directors’ and officers’ liability insurance issued by the insurer(s), and having the policy number(s), amount(s) and deductible(s) set forth on Exhibit A hereto and any replacement or substitute policies issued by one or more reputable insurers providing in all respects coverage at least comparable to and in the same amount as that provided under the policy or policies identified on Exhibit A.

(c) The term “Disinterested Director” shall mean a director of the Corporation who, at the time of a vote referred to in Paragraph 8 of this Agreement, is not (a) a party to the Proceeding, or (b) an individual having a familial, financial, professional, or employment relationship with the Indemnitee, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director’s judgment when voting on the decision being made.

(d) The term “Expenses” shall include, without limitation, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with a Proceeding.

(e) The term “Liability” shall mean the obligation to pay a judgment, settlement, penalty, fine including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a Proceeding.

(f) The term “Proceeding” shall mean any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal.

3. Indemnification.

(a) The Corporation shall indemnify the Indemnitee if he was, is or is threatened to be made a defendant or respondent in a Proceeding because of his Corporate Status against Liability incurred in the Proceeding if (1) (i) he conducted himself in good faith, and (ii) he reasonably believed that his conduct was in the best interests of the Corporation or that his conduct was at least not opposed to the best interests of the Corporation, and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful, or (2) he engaged in conduct for which he shall not be liable under Article VI, Section 4 of the Corporation’s Articles of Organization.

(b) The Indemnitee’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his conduct was at least not opposed to the best interests of the Corporation.

(c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Indemnitee did not meet the relevant standard of conduct described in this Paragraph 3.

4. Exceptions to Right of Indemnification. Notwithstanding anything to the contrary in this Agreement, except as set forth in Paragraphs 9 and 10, the Corporation shall not indemnify the Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Agreement, the Corporation shall not indemnify the Indemnitee to the extent Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to the Indemnitee and the Indemnitee is subsequently reimbursed from the proceeds of insurance, the Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursements.

5. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding to which he was a party because of his Corporate Status, the Indemnitee shall be indemnified against all reasonable Expenses incurred by him on behalf in connection therewith. Without limiting the foregoing, if any Proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had no reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

6. Notification and Defense of Claim. As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought by him and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which he is served. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Paragraph 6. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense on such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold its or his consent to any proposed settlement.

7. Advancement of Expenses. Any expenses incurred by the Indemnitee in connection with any Proceeding to which the Indemnitee was or is a party or is threatened to be a party by reason of his Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such Expenses incurred by the Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of (i) a written affirmation of the Indemnitee’s good faith belief that he has met the standard of conduct required in Paragraph 3 of this Agreement or that the Proceeding involves conduct for which liability has been eliminated under Article VI, Section 4 of the Corporation’s Articles of Organization and (ii) an unlimited undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such expenses shall be paid immediately upon the written request of the Indemnitee to the Corporation. The undertaking referred to in clause (ii) above shall be an unlimited general obligation of the Indemnitee but shall not be secured and shall be accepted without referral to the Indemnitee’s financial ability to make repayment.

8. Procedure for Indemnification. In order to obtain the indemnification pursuant to Paragraphs 3 or 5 of this Agreement, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of Expenses. Any such indemnification shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Paragraph 3 the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Paragraph 3. Such determination, and any determination pursuant to Section 7 that advanced Expenses must be repaid to the Corporation, shall be made in each instance (a) if there are two or more Disinterested Directors, by the Board of Directors by a majority vote of all the Disinterested Directors, or by a majority of the members of a committee of two or more Disinterested Directors appointed by vote; or (b) by special legal counsel (i) selected in the manner prescribed in clause (a), or (ii) if there are fewer than two Disinterested Directors, selected by those members of the Board of Directors who do not qualify as Disinterested Directors.

9. Right to Seek Court-Ordered Indemnification and Advance of Expenses. Nothing contained in this Agreement shall abrogate or limit the right of the Indemnitee to apply to a court of competent jurisdiction for indemnification or an advance of expenses to the extent permitted by Section 8.54 of Chapter 156D of the General Laws of the Commonwealth of Massachusetts (“Chapter 156D”) or any successor provision that increases the scope of permitted indemnification.

10. Remedies. The right to indemnification and immediate advancement of Expenses as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. Unless otherwise required by law, the burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Paragraph 8 that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the standard of conduct. Indemnitee’s expenses (of the type described in the definition of “Expenses” in Paragraph 2(c)) reasonably incurred in connection with successfully establishing his right to indemnification, in whole, or in part, in any such Proceeding shall also be indemnified by the Corporation.

11. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by him or on his behalf, in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which Indemnitee is entitled.

12. Subrogation. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

13. Effectiveness; Term of Agreement. This Agreement shall become effective upon shareholder approval of the proposed amendment of the Corporation’s Articles of Organization eliminating the provisions relating to director and officer indemnification to be considered at the Corporation’s 2005 annual shareholders meeting and shall continue until and terminate upon the later of (a) six years after the date that the Imdemnitee shall have ceased to serve as a director of the Corporation or, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (b) the final termination of all Proceedings pending on the date set forth in clause (a) in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Paragraph 10 of this Agreement relating thereto.

14. Indemnification Hereunder Not Exclusive. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Corporation’s Articles of Organization, the By-Laws, any agreement, any vote of stockholders or Disinterested Directors, Chapter 156D, any other law (common or statutory), or otherwise, both as to action in the Indemnitee’s official capacity and as to action in another capacity while holding office for the Corporation. Notwithstanding any other provision of this Agreement, the Corporation hereby agrees to indemnify Indemnitee to the fullest extent permitted by applicable law and the Corporation’s Articles of Organization and By-Laws, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Corporation’s Articles of Organization or By-Laws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Massachusetts corporation to indemnify a member of its board of directors, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and the Corporation’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Massachusetts corporation to indemnify a member of its Board of Directors, such changes, to the extent not otherwise required by such law, statute, or rule to be applied to this Agreement or by the Corporation’s Articles of Organization or By-Laws and provided that such changes do not conflict with Corporation’s Articles of Organization or By-Laws, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

15. Insurance. The Corporation hereby represents and warrants that Exhibit A contains a complete and accurate description of the policies of directors’ and officers’ liability insurance maintained by the Corporation and that such policies are in full force and effect. The Corporation hereby covenants and agrees that, so long as Indemnitee shall continue to serve as a director of the Corporation and thereafter for a period of six years, the Corporation shall maintain in full force and effect D&O Insurance. In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitation, as are accorded to the Corporation’s officer or officers most favorably insured by such policies. Notwithstanding the foregoing, the Corporation shall have no obligation to maintain D&O Insurance if the Board of Directors of the Corporation determines in good faith that such insurance is not reasonably available, the premium costs for such insurance is disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit. Upon receipt by the Corporation of notice of a Proceeding, the Corporation shall give prompt notice of the commencement of such Proceeding to its liability insurers in accordance with the procedures set forth in the respective D&O Insurance policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement, the Corporation’s Articles of Organization or By-Laws, or otherwise.

16. No Special Rights. Nothing herein shall confer upon the Indemnitee any right to continue to serve as a director of the Corporation for any period of time or at any particular rate of compensation.

17. Savings Clause. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify the Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

19. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of the Indemnitee.

20. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

21. Modification and Waiver. This Agreement may be amended from time to time to reflect changes in Massachusetts law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

22. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed:

(a) if to the Indemnitee, to:

(b) if to the Corporation, to:

Pegasystems Inc.
101 Main Street
Cambridge, Massachusetts 02138
Attention: General Counsel

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

23. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

24. Enforcement. The Corporation expressly confirms and agrees that it has entered into this Agreement in order to induce the Indemnitee to continue to serve as a director of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PEGASYSTEMS INC.

By: /s/ Shawn S. Hoyt

Name: Shawn S. Hoyt

Title: General Counsel

INDEMNITEE:

Exhibit A

Schedule of Director and Officer Liability Insurance Policies

Name of Insurer	Policy Number	Coverage Amount	Retention
National Union Fire Insurance Co. of Pittsburgh, PA (a subsidiary of AIG)	827-94-35	US $10,000,000	US $500,000